FOR IMMEDIATE RELEASE

CONTACTS:    JAMES G. RAKES, CHAIRMAN, PRESIDENT & CEO
        (540) 951-6236   jrakes@nbbank.com

        DAVID K. SKEENS, TREASURER & CFO
        (540) 951-6347   dskeens@nbbank.com

NATIONAL BANKSHARES, INC. POSTS
HIGHER THIRD QUARTER EARNINGS

BLACKSBURG, VA, October 15, 2009:  National Bankshares, Inc. (NASDAQ Capital Market:  NKSH) reported today that the Company had total net income of $3.78 million for the three months ended September 30, 2009.  This compares with net income of nearly $3.62 million for the same period in 2008.  Year-to-date net income for September 30, 2009, was $10.52 million, up over the $10.27 million that National Bankshares, Inc. reported at the end of the third quarter in 2008.  This translates to quarterly basic net income per share of $0.55 and year-to-date net income per share of $1.52, as compared with $0.52 and $1.48, respectively, last year.  Net loans at the end of the third quarter of 2009 totaled $575.19 million, a 6.24% increase over the total on September 30, 2008.  The Company, a financial holding company that is the parent of the National Bank of Blacksburg of Blacksburg, Virginia, ended the third quarter with total assets of nearly $965.89 million, up by 7.05% over the same period in 2009.

The Company’s Chairman, President and CEO, James G. Rakes, said, “I am very pleased to report that National Bankshares, Inc. posted higher third quarter and year-to-date net income.  This is a real achievement in a difficult economy, especially when the Company’s FDIC Deposit Insurance Fund assessments increased from $90,000 at September 30, 2008 to nearly $1.43 million at September 30, 2009.  Even though the FDIC assessments have negatively affected all banks’ earnings, it is important that the banking industry take whatever steps are necessary to be certain that the Deposit Insurance Fund remains strong.”  Mr. Rakes continued, “Because of its conservative and traditional approach to banking and financial services, National Bankshares, Inc. has been successful to date in negotiating the challenges of the economic downturn.  As you would expect, we have experienced an increase in nonperforming assets as an effect of the slow economy.  However, nonperforming assets remain manageable, and the total compares well with peers.  At National Bankshares, Inc., we understand that we are likely to face more challenges before the economy fully recovers.  In the meantime, we are prepared to help our customers and our communities by continuing to make good loans and by safeguarding their deposits in a sound and very well-capitalized bank.”

National Bankshares, Inc. is the parent of the 118 year-old National Bank of Blacksburg, which does business as National Bank from 25 offices in Southwest Virginia.  The Company has a financial services subsidiary that serves the same markets as National Bankshares Investment Services and National Bankshares Insurance Services.  Company stock is traded on the NASDAQ Capital Market under the symbol “NKSH”.  Additional information can be found at www.nationalbankshares.com.

Forward-Looking Statements
Certain statements in this press release may be “forward-looking statements.”  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties.  Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual Company results will not differ materially from any future results implied by the forward-looking statements.  Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology.  The Company does not update any forward-looking statements that it may make.

National Bankshares, Inc. and Subsidiaries
Consolidated Balance Sheet

(Unaudited)
(Unaudited)

  ($ in thousands, except for per share data)
September 30, 2009
September 30, 2008
December 31, 2008

  Assets

  Cash and due from banks
$11,891	$16,511	$16,316

  Interest-bearing deposits
22,935	12,257	29,656

  Federal funds sold
---	---	---

  Securities available for sale
169,457	151,592	147,227

  Securities held to maturity
132,786	127,108	117,772

                    Total securities
302,243	278,700	264,999

  Mortgage loans held for sale
628	95	348

  Loans:

       Real estate construction loans
47,671	63,880	60,798

       Real estate mortgage loans
167,589	144,510	162,757

       Commercial and industrial loans
268,868	232,648	246,218

       Consumer loans
98,632	106,914	106,907

                   Total loans
582,760	547,952	576,680

       Less: unearned income and deferred fees
(1,119)	(1,113)	(1,123)

                   Loans, net of unearned income and deferred fees
581,641	546,839	575,557

       Less: allowance for loan losses
(6,453)	(5,435)	(5,858)

                   Loans, net
575,188	541,404	569,699

  Bank premises and equipment, net
10,734	11,470	11,204

  Accrued interest receivable
6,322	6,001	5,760

  Other real estate owned
1,944	1,037	1,984

  Intangible assets
12,897	13,997	13,719

  Other assets
21,106	20,811	21,689

                  Total assets
$965,888	$902,283	$935,374

  Liabilities and Stockholders' Equity

  Noninterest-bearing deposits
$122,519	$113,936	$109,630

  Interest-bearing demand deposits
277,884	235,809	256,416

  Savings deposits
50,241	46,453	45,329

  Time deposits
385,229	389,788	406,473

                  Total deposits
835,873	785,986	817,848

  Other borrowed funds
46	56	54

  Accrued interest payable
473	636	655

  Other liabilities
8,025	6,132	6,709

                 Total liabilities
844,417	792,810	825,266

  Stockholders' Equity

  Preferred stock of no par value. Authorized 5,000,000 shares; none issued and outstanding.
---	---	---

  Common stock of $1.25 par value. Authorized 10,000,000 shares; issued and outstanding 6,933,474 shares at September 30, 2009, 6,926,974 shares at  September 30, 2008 and 6,929,474 shares at December 31, 2008
8,667	8,659	8,662

  Retained earnings
113,087	104,843	105,356

  Accumulated comprehensive income
(283)	(4,029)	(3,910)

                Total stockholders' equity
121,471	109,473	110,108

 Total liabilities and stockholders' equity
$965,888	$902,283	$935,374

National Bankshares, Inc. and Subsidiaries
Consolidated Statements of Income
(Unaudited)

Three Months Ended
Nine Months Ended

September 30, 2009
September 30, 2008
September 30, 2009
September 30, 2008

  ($ in thousands, except for per share data)

  Interest Income

  Interest and fees on loans
$9,316	$9,196	$28,170	$27,682

  Interest on federal funds
---	---	---	---

  Interest on interest-bearing deposits
23	36	73	426

  Interest on securities - taxable
1,600	1,726	4,766	5,175

  Interest on securities - nontaxable
1,677	1,451	4,896	4,309

               Total interest income
12,616	12,409	37,905	37,592

  Interest Expense

  Interest on time deposits
1,379	1,323	4,363	4,502

  Interest on other deposits
2,496	2,865	8,197	9,904

  Interest on borrowed funds
1	7	2	11

              Total interest expense
3,876	4,195	12,562	14,417

              Net interest income
8,740	8,214	25,343	23,175

  Provision for loan losses
305	280	953	515

              Net interest income after provision for loan losses
8,435	7,934	24,390	22,660

  Noninterest Income

  Service charges on deposit accounts
865	930	2,506	2,502

  Other service charges and fees
107	88	263	250

  Credit card fees
723	728	2,060	2,101

  Trust income
255	307	792	929

  Bank owned life insurance
201	144	554	446

  Other income
78	87	263	314

  Realized securities gains/(losses), net
(17)	(76)	53	189

               Total noninterest income
2,212	2,208	6,491	6,731

  Noninterest Expense

  Salaries and employee benefits
2,784	2,792	8,409	8,395

  Occupancy and furniture and fixtures
450	437	1,344	1,328

  Data processing and ATM
380	355	1,016	1,033

  FDIC  assessment
423	47	1,429	90

  Credit card processing
550	546	1,551	1,570

  Intangibles and goodwill amortization
271	279	822	841

  Net costs of other real estate owned
29	52	100	64

  Franchise taxes
221	208	666	619

  Other operating expenses
783	815	2,364	2,354

               Total noninterest expense
5,891	5,531	17,701	16,294

  Income before income tax expense
4,756	4,611	13,180	13,097

  Income tax expense
976	996	2,656	2,832

              Net income
$3,780	$3,615	$10,524	$10,265

  Basic net income per share
$0.55	$0.52	$1.52	$1.48

  Fully diluted net income per share
$0.54	$0.52	$1.52	$1.48

  Weighted average outstanding number of common shares

             Basic
6,933,474	6,926,974	6,931,672	6,930,133

             Diluted
6,948,083	6,932,438	6,942,712	6,937,018

  Dividends declared per share
---	---	$0.41	$0.39

  Dividend payout ratio
---	---	27.01	26.32

  Book value per share
---	---	$17.52	$15.80

Key Ratios and Other Data
(Unaudited)

Three Months Ended
Nine Months Ended

 Average Balances
September 30, 2009

September 30, 2008

September 30, 2009

September 30, 2008

 Cash and due from banks
$11,368	$12,789	$11,886	$12,848

 Interest-bearing deposits
34,418	7,607	38,706	22,011

 Securities available for sale
169,149	156,309	166,446	160,312

 Securities held to maturity
135,419	128,915	131,888	123,590

 Mortgage loans held for sale
636	356	901	391

 Gross loans
579,248	540,911	577,262	531,914

 Loans, net
571,837	534,504	570,014	525,577

 Intangible assets
13,053	14,158	13,324	14,436

 Total assets
974,574	892,260	972,363	894,544

 Total deposits
848,836	775,614	849,255	779,078

 Other borrowings
48	1,004	50	379

 Stockholders' equity
117,868	108,974	115,337	108,297

 Interest-earning assets
916,773	831,899	914,332	836,105

 Interest-bearing liabilities
730,628	661,912	735,764	666,185

 Financial ratios

 Return on average assets
1.56%	1.61%	1.45%	1.53%

 Return on average equity
12.86%	13.20%	12.20%	12.66%

 Net interest margin
4.26%	4.34%	4.13%	4.11%

 Net interest income - fully taxable equivalent
$9,735	$9,084	$28,265	$25,743

 Efficiency ratio
49.24%	48.65%	50.93%	50.17%

 Average equity to average assets
12.09%	12.21%	11.86%	12.11%

 Allowance for loan losses

 Beginning balance
$6,284	$5,267	$5,858	$5,219

 Provision for losses
305	280	953	515

 Charge-offs
(168)	(127)	(422)	(409)

 Recoveries
32	15	64	110

 Ending balance
$6,453	$5,435	$6,453	$5,435

Asset Quality Data
(Unaudited)

 Nonperforming assets
September 30, 2009
September 30, 2008

 Nonaccrual loans
$3,888	$2,003

 Restructured loans
---	---

 Total nonperforming loans
3,888	2,003

 Other real estate owned
1,944	1,037

 Total nonperforming assets
$5,832	$3,040

 Loans 90 days or more past due
$2,153	$1,324

 Asset quality ratios

 Nonperforming loans to loans net of unearned income and deferred fees, plus other real estate owned
0.67%	0.37%

 Allowance for loan losses to total loans
1.11%	0.99%

 Allowance for loan losses to nonperforming loans
165.97%	271.34%

 Loans past due 90 days or more to loans net of unearned income and deferred fees
0.37%	0.24%